Exhibit 99.1
CAMPBELL SOUP COMPANY
Consolidated Statements of Earnings
Recast for the Adoption of Guidance that Changes the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost
(millions, except per share amounts)
(unaudited)

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
Fiscal 2017	October 30, 2016	January 29, 2017	January 29, 2017	April 30, 2017	April 30, 2017	July 30, 2017	July 30, 2017
Net sales	$2,202	$2,171	$4,373	$1,853	$6,226	$1,664	$7,890
Costs and expenses
Cost of products sold	1,351	1,360	2,711	1,188	3,899	1,066	4,965
Marketing and selling expenses	230	240	470	212	682	173	855
Administrative expenses	125	141	266	142	408	142	550
Research and development expenses	27	25	52	28	80	31	111
Other expenses / (income)	11	201	212	(15)	197	(206)	(9)
Restructuring charges	1	(1)	—	—	—	18	18
Total costs and expenses	1,745	1,966	3,711	1,555	5,266	1,224	6,490
Earnings before interest and taxes	457	205	662	298	960	440	1,400
Interest expense	29	29	58	29	87	25	112
Interest income	1	1	2	1	3	2	5
Earnings before taxes	429	177	606	270	876	417	1,293
Taxes on earnings	137	76	213	94	307	99	406
Net earnings	292	101	393	176	569	318	887
Less: Net earnings (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net earnings attributable to Campbell Soup Company	$292	$101	$393	$176	$569	$318	$887
Per Share — Basic
Net earnings attributable to Campbell Soup Company	$.95	$.33	$1.28	$.58	$1.86	$1.05	$2.91
Weighted average shares outstanding — basic	308	306	307	304	306	303	305
Per Share — Assuming Dilution
Net earnings attributable to Campbell Soup Company	$.94	$.33	$1.27	$.58	$1.85	$1.04	$2.89
Weighted average shares outstanding — assuming dilution	310	309	309	306	308	305	307

CAMPBELL SOUP COMPANY
Consolidated Statements of Earnings
Recast for the Adoption of Guidance that Changes the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost
(millions, except per share amounts)
(unaudited)

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
Fiscal 2016	November 1, 2015	January 31, 2016	January 31, 2016	May 1, 2016	May 1, 2016	July 31, 2016	July 31, 2016
Net sales	$2,203	$2,201	$4,404	$1,870	$6,274	$1,687	$7,961
Costs and expenses
Cost of products sold	1,378	1,386	2,764	1,183	3,947	1,086	5,033
Marketing and selling expenses	207	228	435	220	655	197	852
Administrative expenses	137	150	287	146	433	142	575
Research and development expenses	24	25	49	28	77	28	105
Other expenses / (income)	121	(11)	110	23	133	272	405
Restructuring charges	21	9	30	2	32	(1)	31
Total costs and expenses	1,888	1,787	3,675	1,602	5,277	1,724	7,001
Earnings (loss) before interest and taxes	315	414	729	268	997	(37)	960
Interest expense	29	28	57	29	86	29	115
Interest income	1	1	2	1	3	1	4
Earnings before taxes	287	387	674	240	914	(65)	849
Taxes on earnings	93	122	215	55	270	16	286
Net earnings (loss)	194	265	459	185	644	(81)	563
Less: Net earnings (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net earnings (loss) attributable to Campbell Soup Company	$194	$265	$459	$185	$644	$(81)	$563
Per Share — Basic
Net earnings (loss) attributable to Campbell Soup Company	$.63	$.85	$1.48	$.60	$2.08	$(.26)	$1.82
Weighted average shares outstanding — basic	310	310	310	309	309	308	309
Per Share — Assuming Dilution
Net earnings (loss) attributable to Campbell Soup Company	$.62	$.85	$1.47	$.59	$2.07	$(.26)	$1.81
Weighted average shares outstanding — assuming dilution	312	312	312	311	311	310	311

CAMPBELL SOUP COMPANY
Consolidated Statements of Earnings
Recast for the Adoption of Guidance that Changes the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost
(millions, except per share amounts)
(unaudited)

Twelve Months Ended
Fiscal 2015	August 2, 2015
Net sales	$8,082
Costs and expenses
Cost of products sold	5,258
Marketing and selling expenses	872
Administrative expenses	580
Research and development expenses	109
Other expenses / (income)	107
Restructuring charges	102
Total costs and expenses	7,028
Earnings before interest and taxes	1,054
Interest expense	108
Interest income	3
Earnings before taxes	949
Taxes on earnings	283
Net earnings	666
Less: Net earnings (loss) attributable to noncontrolling interests	—
Net earnings attributable to Campbell Soup Company	$666
Per Share — Basic
Net earnings attributable to Campbell Soup Company	$2.13
Weighted average shares outstanding — basic	312
Per Share — Assuming Dilution
Net earnings attributable to Campbell Soup Company	$2.13
Weighted average shares outstanding — assuming dilution	313

CAMPBELL SOUP COMPANY
Segment Information
Recast for Change in Business Segments
(millions)
(unaudited)

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
Fiscal 2017	October 30, 2016	January 29, 2017	January 29, 2017	April 30, 2017	April 30, 2017	July 30, 2017	July 30, 2017
Net sales
Americas Simple Meals and Beverages	$1,278	$1,215	$2,493	$966	$3,459	$797	$4,256
Global Biscuits and Snacks	690	696	1,386	639	2,025	642	2,667
Campbell Fresh	234	260	494	248	742	225	967
Total	$2,202	$2,171	$4,373	$1,853	$6,226	$1,664	$7,890

Earnings before interest and taxes
Americas Simple Meals and Beverages	$380	$311	$691	$224	$915	$196	$1,111
Global Biscuits and Snacks	115	137	252	100	352	111	463
Campbell Fresh	1	(3)	(2)	1	(1)	(8)	(9)
Corporate	(38)	(241)	(279)	(27)	(306)	159	(147)
Restructuring charges	(1)	1	—	—	—	(18)	(18)
Total	$457	$205	$662	$298	$960	$440	$1,400

CAMPBELL SOUP COMPANY
Segment Information
Recast for Change in Business Segments
(millions)
(unaudited)

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
Fiscal 2016	November 1, 2015	January 31, 2016	January 31, 2016	May 1, 2016	May 1, 2016	July 31, 2016	July 31, 2016
Net sales
Americas Simple Meals and Beverages	$1,285	$1,220	$2,505	$983	$3,488	$825	$4,313
Global Biscuits and Snacks	669	699	1,368	624	1,992	639	2,631
Campbell Fresh	249	282	531	263	794	223	1,017
Total	$2,203	$2,201	$4,404	$1,870	$6,274	$1,687	$7,961

Earnings (loss) before interest and taxes
Americas Simple Meals and Beverages	$359	$288	$647	$224	$871	$189	$1,060
Global Biscuits and Snacks	118	143	261	87	348	83	431
Campbell Fresh	18	21	39	13	52	8	60
Corporate	(159)	(29)	(188)	(54)	(242)	(318)	(560)
Restructuring charges	(21)	(9)	(30)	(2)	(32)	1	(31)
Total	$315	$414	$729	$268	$997	$(37)	$960

CAMPBELL SOUP COMPANY
Segment Information
Recast for Change in Business Segments
(millions)
(unaudited)

Twelve Months Ended
Fiscal 2015	August 2, 2015
Net sales
Americas Simple Meals and Beverages	$4,416
Global Biscuits and Snacks	2,698
Campbell Fresh	968
Total	$8,082

Earnings before interest and taxes
Americas Simple Meals and Beverages	$943
Global Biscuits and Snacks	388
Campbell Fresh	61
Corporate	(236)
Restructuring charges	(102)
Total	$1,054

Reconciliation of Fiscal 2017, 2016, and 2015 GAAP to Non-GAAP Financial Measures Recast for the Adoption of Guidance that Changes the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost
We use certain non-GAAP financial measures as defined by the Securities and Exchange Commission in certain communications. These non-GAAP financial measures are measures of performance not defined by accounting principles generally accepted in the United States and should be considered in addition to, not in lieu of, GAAP reported measures. We believe that also presenting certain non-GAAP financial measures provides additional information to facilitate comparison of our historical operating results and trends in our underlying operating results, and provides transparency on how we evaluate our business. We use these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating our performance.

The following items impacted earnings:

(1)
We recognize actuarial gains and losses as of the measurement date, which is our fiscal year end, or more frequently if an interim remeasurement is required. In fiscal 2017, 2016, and 2015, we recognized mark-to-market adjustments in Other expenses / (income) for defined benefit pension and postretirement plans.

(2)
In fiscal 2015, we implemented a new enterprise design and initiatives to reduce costs and to streamline our organizational structure. In fiscal 2017, we expanded these cost savings initiatives by further optimizing our supply chain network, primarily in North America, continuing to evolve our operating model to drive efficiencies, and more fully integrating our recent acquisitions. In fiscal 2017, we recorded Restructuring charges and implementation costs and other related costs in Administrative expenses and in Cost of products sold. In fiscal 2016 and 2015, we recorded Restructuring charges and implementation costs and other related costs in Administrative expenses related to these initiatives. In fiscal 2016, we also recorded a reduction to Restructuring charges related to fiscal 2014 initiatives.

(3)
In the second quarter of fiscal 2017, we performed an interim impairment assessment on the intangible assets of the Bolthouse Farms carrot and carrot ingredients reporting unit and the Garden Fresh Gourmet reporting unit and recorded non-cash impairment charges related to the intangible assets of the reporting units. In the fourth quarter of fiscal 2016, as part of the annual review of intangible assets, we recorded a non-cash impairment charge related to the intangible assets of the Bolthouse Farms carrot and carrot ingredients reporting unit. The charges were included in Other expenses / (income).

(4)
In fiscal 2017, we recorded a tax benefit primarily related to the sale of intercompany notes receivable to a financial institution, which resulted in the recognition of foreign exchange losses on the notes for tax purposes. In addition, we recorded a reduction to interest expense related to premiums and fees received on the sale of the notes.

(5)	In fiscal 2016, we recorded a gain in Other expenses / (income) from a settlement of a claim related to the Kelsen acquisition.

The tables below reconcile financial information, presented in accordance with GAAP, to financial information excluding certain items for fiscal 2017, 2016, and 2015.

Fiscal 2017	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(millions, except per share amounts)	October 30, 2016	January 29, 2017	January 29, 2017	April 30, 2017	April 30, 2017	July 30, 2017	July 30, 2017
Gross margin, as reported	$851	$811	$1,662	$665	$2,327	$598	$2,925
Add: Restructuring charges, implementation costs and other related costs (2)	—	—	—	—	—	4	4
Adjusted Gross margin	$851	$811	$1,662	$665	$2,327	$602	$2,929
Adjusted Gross margin percentage	38.6%	37.4%	38.0%	35.9%	37.4%	36.2%	37.1%
Marketing and selling expenses, as reported	$230	$240	$470	$212	$682	$173	$855
Administrative expenses, as reported	$125	$141	$266	$142	$408	$142	$550
Deduct: Restructuring charges, implementation costs and other related costs (2)	(8)	—	(11)	(7)	(18)	(18)	(36)
Adjusted Administrative expenses	$117	$141	$255	$135	$390	$124	$514
Research and development expenses, as reported	$27	$25	$52	$28	$80	$31	$111
Other expenses / (income), as reported	$11	$201	$212	$(15)	$197	$(206)	$(9)
Add (Deduct): Pension and postretirement benefit mark-to-market adjustments (1)	(20)	—	(20)	—	(20)	198	178
Deduct: Impairment charges (3)	—	(212)	(212)	—	(212)	—	(212)
Adjusted Other expenses / (income)	$(9)	$(11)	$(20)	$(15)	$(35)	$(8)	$(43)
Earnings before interest and taxes, as reported	$457	$205	$662	$298	$960	$440	$1,400
Add (Deduct): Pension and postretirement benefit mark-to-market adjustments (1)	20	—	20	—	20	(198)	(178)
Add: Restructuring charges, implementation costs and other related costs (2)	9	—	11	7	18	40	58
Add: Impairment charges (3)	—	212	212	—	212	—	212
Adjusted Earnings before interest and taxes	$486	$417	$905	$305	$1,210	$282	$1,492
Interest, net, as reported	$28	$28	$56	$28	$84	$23	$107
Add: Sale of notes (4)	—	—	—	—	—	6	6
Adjusted Interest, net	$28	$28	$56	$28	$84	$29	$113
Adjusted Earnings before taxes	$458	$389	$849	$277	$1,126	$253	$1,379
Taxes on earnings, as reported	$137	$76	$213	$94	$307	$99	$406
Add (Deduct): Tax benefit (expense) from pension and postretirement benefit mark-to-market adjustments (1)	7	—	7	—	7	(69)	(62)
Add: Tax benefit from restructuring charges, implementation costs and other related costs (2)	3	—	4	3	7	14	21
Add: Tax benefit from impairment charges (3)	—	32	32	—	32	—	32
Add: Tax benefit from sale of notes (4)	—	—	—	—	—	50	50
Adjusted Taxes on earnings	$147	$108	$256	$97	$353	$94	$447
Adjusted effective income tax rate	32.1%	27.8%	30.2%	35.0%	31.3%	37.2%	32.4%
Net earnings attributable to Campbell Soup Company, as reported	$292	$101	$393	$176	$569	$318	$887
Add (Deduct): Net adjustment from pension and postretirement benefit mark-to-market adjustments (1)	13	—	13	—	13	(129)	(116)
Add: Net adjustment from restructuring charges, implementation costs and other related costs (2)	6	—	7	4	11	26	37
Add: Net adjustment from impairment charges (3)	—	180	180	—	180	—	180
Deduct: Net adjustment from sale of notes (4)	—	—	—	—	—	(56)	(56)
Adjusted Net earnings attributable to Campbell Soup Company	$311	$281	$593	$180	$773	$159	$932

Diluted net earnings per share attributable to Campbell Soup Company, as reported	$.94	$.33	$1.27	$.58	$1.85	$1.04	$2.89
Add (Deduct): Net adjustment from pension and postretirement benefit mark-to-market adjustments (1)	.04	—	.04	—	.04	(.42)	(.38)
Add: Net adjustment from restructuring charges, implementation costs and other related costs (2)	.02	—	.02	.01	.04	.09	.12
Add: Net adjustment from impairment charges (3)	—	.58	.58	—	.58	—	.59
Deduct: Net adjustment from sale of notes (4)	—	—	—	—	—	(.18)	(.18)
Adjusted Diluted net earnings per share attributable to Campbell Soup Company*	$1.00	$.91	$1.92	$.59	$2.51	$.52	$3.04
____________________________________
*The sum of the individual per share amounts may not add due to rounding.

Fiscal 2016	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(millions, except per share amounts)	November 1, 2015	January 31, 2016	January 31, 2016	May 1, 2016	May 1, 2016	July 31, 2016	July 31, 2016
Gross margin, as reported	$825	$815	$1,640	$687	$2,327	$601	$2,928
Gross margin percentage, as reported	37.4%	37.0%	37.2%	36.7%	37.1%	35.6%	36.8%
Marketing and selling expenses, as reported	$207	$228	$435	$220	$655	$197	$852
Administrative expenses, as reported	$137	$150	$287	$146	$433	$142	$575
Deduct: Restructuring charges, implementation costs and other related costs (2)	(15)	(7)	(22)	(13)	(35)	(12)	(47)
Adjusted Administrative expenses	$122	$143	$265	$133	$398	$130	$528
Research and development expenses, as reported	$24	$25	$49	$28	$77	$28	$105
Other expenses / (income), as reported	$121	$(11)	$110	$23	$133	$272	$405
Add (Deduct): Pension and postretirement benefit mark-to-market adjustments (1)	(128)	7	(121)	(54)	(175)	(138)	(313)
Deduct: Impairment charges (3)	—	—	—	—	—	(141)	(141)
Add: Claim settlement (5)	—	—	—	25	25	—	25
Adjusted Other expenses / (income)	$(7)	$(4)	$(11)	$(6)	$(17)	$(7)	$(24)
Earnings (loss) before interest and taxes, as reported	$315	$414	$729	$268	$997	$(37)	$960
Add (Deduct): Pension and postretirement benefit mark-to-market adjustments (1)	128	(7)	121	54	175	138	313
Add: Restructuring charges, implementation costs and other related costs (2)	36	16	52	15	67	11	78
Add: Impairment charges (3)	—	—	—	—	—	141	141
Deduct: Claim settlement (5)	—	—	—	(25)	(25)	—	(25)
Adjusted Earnings before interest and taxes	$479	$423	$902	$312	$1,214	$253	$1,467
Interest, net, as reported	$28	$27	$55	$28	$83	$28	$111
Adjusted Earnings before taxes	$451	$396	$847	$284	$1,131	$225	$1,356
Taxes on earnings, as reported	$93	$122	$215	$55	$270	$16	$286
Add (Deduct): Tax benefit (expense) from pension and postretirement benefit mark-to-market adjustments (1)	48	(3)	45	20	65	48	113
Add: Tax benefit from restructuring charges, implementation costs and other related costs (2)	13	6	19	6	25	4	29
Add: Tax benefit from impairment charges (3)	—	—	—	—	—	14	14
Adjusted Taxes on earnings	$154	$125	$279	$81	$360	$82	$442
Adjusted effective income tax rate	34.1%	31.6%	32.9%	28.5%	31.8%	36.4%	32.6%
Net earnings (loss) attributable to Campbell Soup Company, as reported	$194	$265	$459	$185	$644	$(81)	$563
Add (Deduct): Net adjustment from pension and postretirement benefit mark-to-market adjustments (1)	80	(4)	76	34	110	90	200
Add: Net adjustment from restructuring charges, implementation costs and other related costs (2)	23	10	33	9	42	7	49
Add: Net adjustment from impairment charges (3)	—	—	—	—	—	127	127
Deduct: Net adjustment from claim settlement (5)	—	—	—	(25)	(25)	—	(25)
Adjusted Net earnings attributable to Campbell Soup Company	$297	$271	$568	$203	$771	$143	$914

Diluted net earnings (loss) per share attributable to Campbell Soup Company, as reported	$.62	$.85	$1.47	$.59	$2.07	$(.26)	$1.81
Add (Deduct): Net adjustment from pension and postretirement benefit mark-to-market adjustments (1)	.26	(.01)	.24	.11	.35	.29	.64
Add: Net adjustment from restructuring charges, implementation costs and other related costs (2)	.07	.03	.11	.03	.14	.02	.16
Add: Net adjustment from impairment charges (3)	—	—	—	—	—	.41	.41
Deduct: Net adjustment from claim settlement (5)	—	—	—	(.08)	(.08)	—	(.08)
Adjusted Diluted net earnings per share attributable to Campbell Soup Company	$.95	$.87	$1.82	$.65	$2.48	$.46	$2.94

Fiscal 2015	Twelve Months Ended
(millions, except per share amounts)	August 2, 2015
Gross margin, as reported	$2,824
Gross margin percentage, as reported	34.9%
Marketing and selling expenses, as reported	$872
Administrative expenses, as reported	$580
Deduct: Restructuring charges and implementation costs (2)	(22)
Adjusted Administrative expenses	$558
Research and development expenses, as reported	$109
Other expenses / (income), as reported	$107
Deduct: Pension and postretirement benefit mark-to-market adjustments (1)	(138)
Adjusted Other expenses / (income)	$(31)
Earnings before interest and taxes, as reported	$1,054
Add: Pension and postretirement benefit mark-to-market adjustments (1)	138
Add: Restructuring charges and implementation costs (2)	124
Adjusted Earnings before interest and taxes	$1,316
Interest, net, as reported	$105
Adjusted Earnings before taxes	$1,211
Taxes on earnings, as reported	$283
Add: Tax benefit from pension and postretirement benefit mark-to-market adjustments (1)	51
Add: Tax benefit from restructuring charges and implementation costs (2)	46
Adjusted Taxes on earnings	$380
Adjusted effective income tax rate	31.4%
Net earnings attributable to Campbell Soup Company, as reported	$666
Add: Net adjustment from pension and postretirement benefit mark-to-market adjustments (1)	87
Add: Net adjustment from restructuring charges and implementation costs (2)	78
Adjusted Net earnings attributable to Campbell Soup Company	$831
Diluted net earnings per share attributable to Campbell Soup Company, as reported	$2.13
Add: Net adjustment from pension and postretirement benefit mark-to-market adjustments (1)	.28
Add: Net adjustment from restructuring charges and implementation costs (2)	.25
Adjusted Diluted net earnings per share attributable to Campbell Soup Company*	$2.65
_____________________________________
*The sum of the individual per share amounts may not add due to rounding.